Exhibit 99.1

Fundamental Global Inc. Announces $200 Million Private Placement and Launches Ethereum Treasury Strategy on Ethereum’s 10th Birthday

Led By Visionary Team Bridging Wall Street, DeFi and Web3

Fundamental Global Inc. to be Renamed FG Nexus Inc.

Fundamental Global Co-Founder Joe Moglia to serve as Executive Advisor to the Company

Maja Vujinovic, an Early Blockchain Pioneer, to Lead the Digital Asset Business

Strategic and financial investors include Galaxy Digital, Kraken, Hivemind Capital, Syncracy Capital, Digital Currency Group (DCG), and Kenetic

Charlotte, NC – July 30, 2025 - Fundamental Global Inc. (Nasdaq: FGF, FGFPP) (the “Company” or “Fundamental Global”) today announced the pricing and signing of a private placement for the purchase and sale of 40,000,000 prefunded common stock warrants at a price of $5.00 (inclusive of the $0.001 exercise price) per warrant for expected aggregate gross proceeds of $200 million before deducting placement agent fees and other offering expenses (funded in a combination of cash and cryptocurrencies) to launch the Company’s Ethereum treasury strategy.

Fundamental Global offers investors a capital markets vehicle engineered for Ethereum - the foundation of digital finance and settlement layer for the majority of stablecoins, DeFi, and tokenized assets. The Company’s structure aims to provide investors with multiple value drivers beyond ETH price appreciation, including staking rewards that support network security and access to tokenized real-world asset opportunities. With industry leaders bridging Wall Street, Decentralized Finance, and backed by world-class financial and digital assets institutions, the Company is uniquely positioned to help support the rapid adoption of Ethereum by the global financial ecosystem, which already has stablecoins leading the way.

Strategic and financial investors participating in the private placement include Galaxy Digital (Nasdaq: GLXY), one of the world’s leading digital asset investment firms led by CEO Mike Novogratz. Galaxy will also serve as a strategic advisor to Fundamental Global, managing its Ethereum treasury and providing asset management, yield execution, and infrastructure support. Other strategic investors include Kraken, who will work with FG Nexus strategically on treasury management and staking. The private placement saw participation from top tier global financial institutions as well as Hivemind Capital, Syncracy Capital, Digital Currency Group (DCG), and Kenetic.

The Company intends to use the net proceeds of the offering to purchase ETH, which will serve as the Company’s primary treasury reserve asset. In addition to its Ethereum treasury and staking strategy, the Company is in a unique position to apply its digital expertise in its merchant banking and reinsurance businesses to fuel the adoption of the Ethereum blockchain in real-world finance. As part of the transformation, the Company will rebrand as FG Nexus Inc., with new ticker symbols FGNX and FGNXP expected to go live shortly.

The closing of the offering is expected to occur on or about August 1, 2025, subject to the satisfaction of customary closing conditions.

Following the closing of the offering FG Nexus’s digital asset strategy will be led by a deeply experienced team:

Maja Vujinovic, CEO of Digital Assets, is an early pioneer, investor, and operator in cryptocurrencies, blockchain and AI. She helped shape the industry by acquiring the first bank for Tether and in her role as CIO of Emerging Technologies at GE, where she launched one of the first institutional-grade finance transactions on blockchain in 2015.

Theodore Rosenthal, President of Digital Assets, is a hedge fund founder and manager of TMR Capital which is focused on value and event-driven equity strategies. TMR Capital is an advisor to over $2 billion in family office capital across equities and crypto and was an early investor in AI and crypto projects such asMaker, Aave, and Hyperliquid. Mr. Rosenthal is a Member of the Value Investors Club and a frequent speaker at MOI Global and other forums.

Jose Vargas, Head of Business Development, was a seed investor in one of the largest Digital Assets Treasury companies. Mr. Vargas founded and exited 5 companies, including AutoWeb, BlueKite (PayPal), and BrokersWeb. He is a Co-founder and board member of Healthcare.com ($1B+ valuation), Osigu, and PeopleFund as well as a seed investor in crypto ventures such as Akash Network.

A Leadership Team Bridging Wall Street, DeFi and Web3

Joe Moglia, former Chairman and CEO of TD Ameritrade, will serve as Executive Advisor to FG Nexus, bringing decades of financial leadership and public markets expertise. Said Moglia, “Throughout my career, I have seen foundational shifts that fundamentally alter global markets. Ethereum is the foundation layer for the next generation of financial services, and I believe that what we are creating at FG Nexus is the most strategic way for investors to not only gain access to ETH, but also participate in the future of the world’s fast evolving financial system.”

Kyle Cerminara, CEO and Chairman of the Company, stated, “This marks a pivotal moment in our evolution. FG Nexus will leverage our deep capabilities in merchant banking, reinsurance, and capital markets to unlock the full potential of Ethereum as a reserve asset. We’re honored to welcome Joe Moglia in an advisory capacity and thrilled to have Maja, Jose, and Theodore at the helm of our digital asset strategy. This is the future of capital allocation.”

Maja Vujinovic, CEO of the Digital Asset division, added, “Ethereum isn’t just infrastructure, it’s personal. As CIO of GE, I helped bring Ethereum inside one of the world’s largest companies, working with Joseph Lubin, Ethereum co-founder, to explore smart contracts across a variety of business lines. That conviction hasn’t changed At FG Nexus, we’re building the institutional-grade rails for Ethereum treasuries, secure, transparent, yield-driven. With today marking Ethereum’s 10-year anniversary, I am thrilled to be part of the next chapter in a journey that started a decade ago.”

Legacy Asset Trust and Shareholder Alignment

In parallel, the Company will form FG CVR Trust, a Delaware Statutory Trust, (the “FG CVR Trust”) to hold legacy non-core assets. Common shareholders of record as of August 8, 2025 will receive a non-transferable Contingent Value Right (CVR) linked to monetization of these legacy positions, ensuring alignment with long-term value creation.

ThinkEquity acted as Placement Agent.

Loeb & Loeb LLP served as legal counsel to the Company.

BlankRome LLP represented the Placement Agent.

The offer and sale of the foregoing securities were made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock to be issued or issuable in connection with the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Fundamental Global Inc.

Fundamental Global Inc. (Nasdaq: FGF, FGFPP) and its subsidiaries engage in diverse business activities including asset management, merchant banking, reinsurance and managed services.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. Under U.S. generally accepted accounting principles, entities are required to measure certain crypto assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the income statement results. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contact:

invest@fgnexus.io

Media Contact

media@fgnexus.io